UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017

STRAIGHT PATH COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36015	46-2457757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 Hickory Park Drive, Suite 218 Glen Allen, Virginia	23059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 433-1522

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

On June 23, 2017, the United States Court of Appeals for the Federal Circuit (“CAFC”) issued its opinion in the case entitled Samsung Electronics Co., Ltd. (“Samsung”), Samsung Electronics Am., Inc., Cisco Systems, Inc.; (“Cisco”) Avaya, Inc. (“Avaya”); LG Electronics, Inc. (“LG”); Toshiba Corp. (“Toshiba”); Vizio, Inc. (“Vizio”); Hulu, LLC (“Hulu”); Verizon Services Corp.; and Verizon Business Network Services Inc. (the “Verizon affiliates”, collectively, “Appellants”) v. Straight Path IP Group, Inc., a subsidiary of Straight Path Communications Inc. (the “Registrant”) affirming the decision by the Patent Trial and Appeal Board of the United States Patent and Trademark Office (the “PTAB”) that held that Samsung failed to show that a majority of the claims of U.S. Patent No. 6,009,469 (the “‘469 Patent”) or any of the claims in U.S. Patent Nos. 6,108,704 (the “‘704 Patent”) and 6,131,121 (the “‘121 Patent”) were unpatentable.

As previously disclosed in the Registrant’s periodic reports, on August 22, 2014, Samsung filed three petitions with the PTAB for an inter partes review (“IPR”) of certain claims of the ‘704 Patent, ‘469 Patent and the ‘121 Patent. On June 15, 2015, Cisco and Avaya joined this instituted IPR.

In addition, on October 31, 2014, LG, Toshiba Corporation et al. (“Toshiba”), Vizio, and Hulu filed three petitions with the PTAB for an IPR of certain claims of the ‘704, ‘469, and ‘121 Patents. On November 24, 2015, the PTAB granted related petitions filed by the Verizon affiliates to join for the ‘704 and ‘469 Patents. On May 9, 2016, the PTAB issued a final written decision holding that the petitioners failed to show that any claims of the ‘704 Patent were unpatentable. The PTAB also held that the petitioners failed to show that the majority of the claims of the ‘469 and ‘121 Patents were unpatentable. On May 20, 2016, the petitioners filed a notice of appeal to the CAFC, and this appeal was consolidated with the appeal of the Samsung IPR discussed above.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAIGHT PATH COMMUNICATIONS INC.

By:	/s/ Jonathan Rand
Name: Jonathan Rand
Title: Chief Financial Officer

Dated: June 26, 2017

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